Exhibit 99.1

Climate Change Crisis Real Impact I Acquisition Corporation and EVgo to Host Fireside
Chat Today with IPO Edge to Discuss Business Combination

NEW YORK (June 8, 2021) – Climate Change Crisis Real Impact I Acquisition Corporation (NYSE: CLII) (“CRIS”), a publicly-traded special purpose acquisition company, and EVgo Services, LLC (“EVgo”), the nation’s largest public fast charging network for electric vehicles (“EVs”) and first powered by 100% renewable electricity, announced that the companies will host a fireside chat with IPO Edge today, Tuesday, June 8 at 2pm EDT, to discuss their pending business combination.

The live event will feature David Crane, CEO of CRIS, and Cathy Zoi, CEO of EVgo. IPO Edge Editor-in-Chief John Jannarone will moderate the video session which will include a Q&A session with the audience.

To register, CLICK HERE.

To view IPO Edge’s announcement about today’s fireside chat, CLICK HERE.

Mr. Crane and Ms. Zoi will discuss:

•	An overview of the business combination and investment highlights
•	The supportive fundamentals driving EV growth and adoption and demand for EV fast charging
•	The evolution of the SPAC market and involvement of more individual investors
•	Why it is important for all record date shareholders to vote, regardless of how many shares they own
•	How investors vote shares through their brokers

“We remain committed to engaging with all our investors, and believe it is especially important as we approach the final steps of our business combination with EVgo,” said Mr. Crane. “In partnership with IPO Edge, we look forward to highlighting EVgo’s leadership position and its significant opportunity for long-term growth in the climate critical electrification of transport sector, discussing the voting process and its importance, and addressing investor questions. We hope to hear from you at today’s virtual event.”

Shareholder Vote Information

The Special Meeting to approve the pending business combination is scheduled to be held on June 29, 2021 at 10:00 a.m. Eastern Time. The Special Meeting will be conducted completely virtually, and can be accessed via live webcast at https://www.cstproxy.com/climatechangecrisisrealimpacti/2021. If the proposals at the Special Meeting are approved, the parties anticipate that the business combination will close shortly thereafter, subject to the satisfaction or waiver, as applicable, of all other closing conditions.

Every stockholder's vote is important, regardless of the number of shares held. Accordingly, CRIS requests that each stockholder of record as of the close of business on May 19, 2021 (the “Record Date”), vote as soon as possible and by no later than June 28, 2021 to ensure that the stockholder's shares will be represented at the Special Meeting. CRIS’s board of directors recommends you vote “FOR” the Business Combination with EVgo and “FOR” all of the related proposals described in the definitive proxy statement on Schedule 14A (the “Proxy Statement”) filed by CRIS with the Securities and Exchange Commission (“SEC”) on May 27, 2021.

Stockholders who owned common stock of CRIS as of the Record Date continue to have the right to vote their shares for the Special Meeting, regardless of whether such stockholders subsequently sold their shares and do not own such shares as of the date they cast their vote.

Additional information is available at https://www.climaterealimpactsolutions.com/cris1-vote. Investors are encouraged to contact Morrow Sodali LLC, CRIS's proxy solicitor, with questions or for assistance via e-mail at CLII.info@investor.morrowsodali.com or toll-free call at (800) 662-5200

Important Information and Where to Find It

In connection with the proposed business combination between EVgo and CRIS and related transactions (the “Proposed Transactions”), CRIS has filed the Proxy Statement with the SEC, which was distributed to holders of CRIS’s common stock in connection with CRIS’s solicitation of proxies for the vote by CRIS’s stockholders with respect to the Proposed Transactions and other matters as described in the Proxy Statement. Investors and security holders and other interested parties are urged to read the Proxy Statement, and any amendments thereto and any other documents filed with the SEC carefully and in their entirety because they contain important information about CRIS, EVgo and the Proposed Transactions. Investors and security holders may obtain free copies of the Proxy Statement and other documents filed with the SEC by CRIS through the website maintained by the SEC at http://www.sec.gov, or by directing a request to: Climate Change Crisis Real Impact I Acquisition Corporation, 300 Carnegie Center, Suite 150, Princeton, New Jersey 08540. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

CRIS and EVgo and their respective directors and certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Proposed Transactions. Information about the directors and executive officers of CRIS and EVgo is set forth in the Proxy Statement. Stockholders, potential investors and other interested persons should read the Proxy Statement carefully before making any voting or investment decisions. These documents can be obtained free of charge from the sources indicated above.

Forward Looking Statements

Certain statements in this press release that are not historical facts may constitute forward-looking statements are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, regarding CRIS’s proposed business combination with EVgo, CRIS’s ability to consummate the transaction, the benefits of the transaction and the combined company’s future financial performance, as well as the combined company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the respective management of CRIS and EVgo and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of CRIS or EVgo. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the business combination, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the business combination or that the approval of the stockholders of CRIS or EVgo is not obtained; failure to realize the anticipated benefits of business combination; risk relating to the uncertainty of the projected financial information with respect to EVgo; the amount of redemption requests made by CRIS’s stockholders; the overall level of consumer demand for EVgo’s products; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of EVgo’s customers; EVgo’s ability to implement its business strategy; changes in governmental regulation, EVgo’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to EVgo’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; stability of EVgo’s suppliers, as well as consumer demand for its products, in light of disease epidemics and health-related concerns such as the COVID-19 pandemic; the impact that global climate change trends may have on EVgo and its suppliers and customers; EVgo’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, CRIS’s information systems; fluctuations in the price, availability and quality of electricity and other raw materials and contracted products as well as foreign currency fluctuations; changes in tax laws and liabilities, tariffs, legal, regulatory, political and economic risks. More information on potential factors that could affect CRIS’s or EVgo’s financial results is included from time to time in CRIS’s public reports filed with the SEC, as well as the Proxy Statement that CRIS has filed with the SEC in connection with CRIS’s solicitation of proxies for the meeting of stockholders to be held to approve, among other things, the proposed business combination. If any of these risks materialize or CRIS’s or EVgo’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither CRIS nor EVgo presently know, or that CRIS and EVgo currently believe are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect CRIS’s and EVgo’s expectations, plans or forecasts of future events and views as of the date of this press release. CRIS and EVgo anticipate that subsequent events and developments will cause their assessments to change. However, while CRIS and EVgo may elect to update these forward-looking statements at some point in the future, CRIS and EVgo specifically disclaim any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing CRIS’s or EVgo’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.

About CRIS

CRIS is a special-purpose acquisition company (“SPAC”) formed to identify and acquire a scalable company making significant contributions to the fight against the climate crisis. CRIS is co-sponsored by private funds affiliated with Pacific Investment Management Company LLC (“PIMCO”), which has more than $640 billion in sustainability investments across its portfolios. CRIS is led by a seasoned operations and leadership team that has decades of experience at the intersection of climate change and capitalism, and includes veterans from NRG, Credit Suisse, General Electric and Green Mountain Power. For more information, please visit www.climaterealimpactsolutions.com/.

About EVgo

EVgo is the nation’s largest public fast charging network for electric vehicles, and the first to be powered by 100% renewable energy. With more than 800 fast charging locations, EVgo’s charging network serves over 65 metropolitan areas across 34 states, owns and operates the most public fast charging locations in the US. and serves more than 250,000 customers. Founded in 2010, EVgo leads the way on transportation electrification, partnering with automakers; fleet and rideshare operators; retail hosts such as hotels, shopping centers, gas stations and parking lot operators; and other stakeholders to deploy advanced charging technology to expand network availability and make it easier for drivers across the U.S. to enjoy the benefits of driving an EV. As a charging technology first mover, EVgo works closely with business and government leaders to accelerate the ubiquitous adoption of EVs by providing a reliable and convenient charging experience close to where drivers live, work and play, whether for a daily commute or a commercial fleet. EVgo’s parent company is LS Power, a New York-headquartered development, investment and operating company focused on leading edge solutions for the North American power and energy infrastructure sector. On January 22, 2021, EVgo announced that it entered into a definitive business combination agreement with CRIS (NYSE: CLII). For more information visit evgo.com and lspower.com.

Contacts:

CRIS

For Investors:

Dan Gross

dan.gross@climaterealimpactsolutions.com

For Media:

Isaac Steinmetz

Director of Media Relations

cris@antennagroup.com

646-883-3655

EVgo

For Investors:

EVgoIR@icrinc.com

For Media:

EVgoPR@icrinc.com

LS Power

Steven Arabia

Director, Government Affairs & Media Relations

sarabia@lspower.com

609-212-3857

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